SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                   ----------------------------


                            Form 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                   ----------------------------



  Date of Report (Date of earliest event reported): May 7, 2004


                        PACIFIC CMA, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




   Delaware               0-27653                    84-1475073
---------------    ------------------------    ----------------------
(State or Other    (Commission File Number)        (IRS Employer
  Jurisdiction                                 Identification Number)
 Incorporation)

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1350 Avenue of the Americas (Suite 1300)  New York, New York   10019
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(Address of Principal Executive Office)    (City and State)  (Zip Code)


Registrant's telephone number, including area code:   (212) 247-0049
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ITEM 5.     Other Events and Required FD Disclosure

      On May 7, 2004, pursuant to a Securities Purchase Agreement by and among Pacific CMA, Inc. dated as of May 6, 2004 (the "Company"), and one (1) institutional investor (the "Investor"), the Company sold (the "Offering") to the Investor $2,000,000 aggregate amount of its Series A Preferred Stock (the "Preferred Stock"). In the Offering, the Company also issued to the Investor warrants (the "Warrants") to purchase 625,000 shares (the "Warrant Shares") of common stock, par value $.001 per share (the "Common Stock") at per share exercise prices of $1.76 for 312,500 shares and $2.00 for 312,500 shares.

      The Preferred Stock has a stated value of $1,000 per share, is convertible into shares of Common Stock (the "Conversion Shares") at a conversion price of $1.44 per share and pays an annual dividend equal to six (6%) percent of the stated value of the Preferred Stock outstanding (the "Dividend"), which at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the "Dividend Shares"). Any shares of Preferred Stock (i) not converted into Conversion Shares prior to April 8, 2008, shall be redeemed by the Company at the stated value plus any accrued but unpaid dividends, and (ii) at the Company's option may at any time be converted into Conversion Shares if, among other conditions, the Common Stock trades at no less than $3.50 per share for a period of thirty (30) consecutive trading days with a trading volume of no less than 250,000 shares per day during such period. The Preferred Stock and the Warrants contain anti-dilution provisions for sales and issuances of Common Stock and Common Stock equivalents below the conversion price as to the Preferred Stock and exercise prices as to the Warrants.

      Pursuant to a Registration Rights Agreement dated as of May 6, 2004 by and among the Company and the Investor, the Company has agreed to file a registration statement (the "Registration Statement") for the resale under the Securities Act of 1933, as amended, of all of the Conversion Shares, Warrant Shares and Dividend Shares. The Registration Statement must be filed and declared effective by the SEC no later than sixty (60) days and one hundred twenty (120) days, respectively, from the closing of the Offering. The Company also granted piggyback registration rights in connection therewith.

      The Investor has a 180 day option to purchase an additional
$2,000,000 of Preferred Stock and Warrants on the same terms and conditions as the initial $2,000,000 investment.

      In connection with the Offering, the Company made payments equal to eleven (11%) percent of the gross proceeds received in the Offering, and issued warrants to purchase 70,000 shares of Common Stock (the "Third Party Warrants"). The shares of Common Stock issuable upon exercise of the Third Party Warrants have piggyback registration rights.

      In April 2004, pursuant to a Securities Purchase Agreement dated as of April 8, 2004, the Company sold to the Investor and one (1) other investor, $3,000,000 stated value of Preferred Stock and issued Warrants (the "Initial Offering"). The Preferred Shares and Warrants issued in the Initial Investment have the same terms and conditions as those in the Offering. For more information regarding the Initial Offering, see the Company's Current Report on Form 8-K dated April 14, 2004.

      Any issuance of shares of Common Stock in connection with this Offering and the Initial Offering (including, but not limited to, shares of Common Stock issuable upon conversion of the Preferred Shares, and exercise of the Warrants and warrants issued to the third parties in connection with therewith) in


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excess of 19.9% of the issued and outstanding Common Stock on the date prior to the closing of the Initial Offering, will require shareholder approval at a shareholders' meeting in accordance with the Corporate Governance Rules of the American Stock Exchange.

THE  ABOVE  DESCRIPTION  OF,  AMONG OTHER  ITEMS,  THE  OFFERING,
PREFERRED STOCK, THE WARRANTS AND REGISTRATION RIGHTS IS QUALIFIED IN ITS ENTIRETY BY THE SECURITIES PURCHASE AGREEMENT, THE CERTIFICATE OF DESIGNATIONS OF PREFERENCES, RIGHTS AND LIMITATIONS OF THE SERIES A PREFERRED STOCK (THE "CERTIFICATE OF AMENDMENT"), THE CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF DESIGNATION, THE WARRANT AND THE REGISTRATION RIGHTS AGREEMENT, ALL FILED EITHER AS EXHIBITS TO THIS CURRENT REPORT ON FORM 8-K OR CROSS-REFERENCED TO THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED APRIL 14, 2004.

Item 7.      Financial Statements and Exhibits

(a)          Not Applicable

(b)          Not Applicable

(c)          Exhibits required by Item 601 of Regulation S-K

Exhibit No.  Description
-----------  -----------

3.4 Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred
             Stock ("Certificate of Designation")[1]

3.5          Certificate   of   Amendment  to  Certificate   of
             Designation

3.6          Form of Warrant

10.21        Securities Purchase Agreement

10.22        Registration Rights Agreement



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[1]  Filed  with the Company's Current Report on Form  8-K  dated
     April 14, 2004.


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     Pursuant  to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PACIFIC CMA, INC.



                                       By: /s/Alfred Lam
                                          -----------------------
                                        Name:  Alfred Lam
                                        Title:  Chairman

Dated: May 7, 2004























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                          EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

3.4 Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred
             Stock ("Certificate of Designation")[1]

3.5          Certificate   of   Amendment  to  Certificate   of
             Designation

3.6          Form of Warrant

10.21        Securities Purchase Agreement

10.22        Registration Rights Agreement



--------------------

[1]  Filed  with the Company's Current Report on Form  8-K  dated
     April 14, 2004.























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